Disclosure of New Standards in the Period Prior to their Adoption (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of New Standards in the Period Prior to their Adoption [Abstract]
Descriptions on revenue from contracts	The Company has applied the new standard with respect to Sapiens existing contracts for term license which are not substantially completed as of January 1, 2018. As a result, the Company expects to record a decrease to its deferred revenues of approximately $1,500 mainly from upfront recognition of license revenue from term licenses, an asset of approximately $600 related to incremental costs to obtain contracts which is mainly due to sales commissions and a decrease in non-controlling interests of $500 to account for the Company's share interest in Sapiens.
Decrease to its deferred revenues	$ 15,718	$ (2,681)	$ 1,693
Decrease in non-controlling interests	$ 500,000